                                                                    EXHIBIT 99.1



                  INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

    In June 1999, the Texas legislature enacted an electric restructuring law which substantially amended the regulatory structure governing electric utilities in Texas in order to encourage retail electric competition. In response to the Texas electric restructuring law, Reliant Energy, Incorporated (Reliant Energy) submitted a business separation plan to the Public Utility Commission of Texas (Texas Utility Commission) which, as amended, provided that Reliant Energy would restructure its businesses into two separate publicly traded companies that would be independent of each other; CenterPoint Energy, Inc. (CenterPoint Energy) and Reliant Resources, Inc. (Reliant Resources). The Texas Utility Commission issued a final order approving Reliant Energy's business separation plan in April 2001.

    As an initial step in implementing its business separation plan, Reliant Energy transferred substantially all of its unregulated businesses to a newly organized, wholly owned subsidiary, Reliant Resources, in order to separate its regulated and unregulated operations. Reliant Resources completed an initial public offering of approximately 20% of its common stock in May 2001.

    In further response to the Texas electric restructuring law and with the approval of its shareholders received in December 2001, Reliant Energy consummated a restructuring transaction, effective August 31, 2002, as a result of which it became an indirect wholly owned subsidiary of CenterPoint Energy and each share of its common stock was converted into one share of common stock of CenterPoint Energy. Also, as part of the restructuring, (i) Reliant Energy conveyed its Texas electric generation assets and certain buildings and related assets to wholly owned subsidiaries, (ii) Reliant Energy was converted into a Texas limited liability company named CenterPoint Energy Houston Electric, LLC,
(iii) the capital stock of all of Reliant Energy's former subsidiaries (other than certain financing subsidiaries), including the subsidiaries that acquired the Texas electric generation assets and buildings and the approximately 83% ownership interest in Reliant Resources, was distributed to CenterPoint Energy. Upon completion of the restructuring, CenterPoint Energy, with its subsidiaries, became subject to regulation as a registered holding company under the Public Utility Holding Company Act of 1935, which directs the SEC to regulate, among other things, financings, sales or acquisitions of assets, and intra-corporate transactions.

    As the final step in the implementation of Reliant Energy's business separation plan, the board of directors of CenterPoint Energy, on September 5, 2002, approved a tax-free distribution of the approximate 83%-ownership interest in Reliant Resources acquired in the restructuring of Reliant Energy described above. The distribution will be made on September 30, 2002 to shareholders of record as of the close of business on September 20, 2002. In the distribution, CenterPoint Energy shareholders will receive approximately 0.79 of a share of Reliant Resources common stock for each share of Reliant Energy common stock held by them. Until the distribution is completed, CenterPoint Energy will conduct business under the name "Reliant Energy, Incorporated" and its common stock, which is listed on the New York and Chicago Stock Exchanges, will trade under the symbol "REI".

    Under the Texas electric restructuring law, since January 1, 2002, all retail electric customers previously served by Reliant Energy have been entitled to purchase their electricity from any of a number of "retail electric providers" which have been certified by the Texas Utility Commission. Beginning January 1, 2002, Reliant Resources' unregulated retail electric operations began to provide retail electric services to all of the approximately 1.7 million customers of Reliant Energy who did not take action to select another retail electric provider. Also since January 1, 2002, electric power generators have ceased to be subject to traditional cost-based regulation in Texas and their generation capacity is now sold to wholesale purchasers at prices determined by the market.

    The following unaudited pro forma condensed consolidated financial statements have been prepared to reflect the effect of the Distribution as described above on the CenterPoint Energy financial statements. The following unaudited pro forma condensed consolidated financial statements of CenterPoint Energy for each of the three years in the period ended December 31, 2001 and the six months ended June 30, 2002 have been prepared based upon Reliant Energy's historical consolidated financial statements as the predecessor to CenterPoint Energy for financial reporting purposes.

      The unaudited pro forma condensed consolidated financial statements present the Reliant Resources businesses (Wholesale Energy, European Energy, Retail Energy and related corporate costs) as discontinued operations, in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". Accordingly, the following unaudited pro forma condensed consolidated financial statements of CenterPoint Energy reflect these operations as discontinued operations for each of the three years in the period ended December 31, 2001 and the six months ended June 30, 2002.

    The unaudited pro forma condensed consolidated financial statements do not purport to present CenterPoint Energy's actual results of operations as if the transactions described above had occurred at the beginning of each period, as applicable, nor are they necessarily indicative of CenterPoint Energy's financial position or results of operations that may be achieved in the future.

    The unaudited pro forma condensed consolidated financial statements should be read in conjunction with Reliant Energy's consolidated financial statements and related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Annual Report on Form 10-K/A (Amendment No. 1) of Reliant Energy for the year ended December 31, 2001, as filed with the SEC on July 5, 2002, and the Quarterly Reports on Form 10-Q of Reliant Energy for the quarterly periods ended March 31, 2002 and June 30, 2002.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2002


                                                             HISTORICAL       DISCONTINUED        OTHER               PRO FORMA
                                                              BALANCE          OPERATIONS       ADJUSTMENTS            BALANCE
                                                             ----------       ------------      -----------           ---------
                                                                                    (IN MILLIONS)

Cash and cash equivalents..............................        $   721           $   459          $    --              $   262
Restricted cash........................................            376               376               --                   --
Investment in AOL Time Warner common stock.............            379                --               --                  379
Accounts and notes receivable, net.....................          3,087             2,519              187 (a)              755
Inventories............................................            657               312               --                  345
Trading and marketing assets...........................          1,368             1,368               --                   --
Non-trading derivative assets..........................            478               468               --                   10
Other current assets...................................            432               410               --                   22
                                                               -------           -------          -------              -------
  Total current assets.................................          7,498             5,912              187                1,773
                                                               -------           -------          -------              -------
Property, Plant and Equipment, net.....................         20,201             8,869               --               11,332
                                                               -------           -------          -------              -------
Goodwill, net..........................................          4,124             2,384               --                1,740
Other intangibles, net.................................            469               406               --                   63
Regulatory assets......................................          3,372                --               --                3,372
Trading and marketing assets...........................            656               656               --                   --
Non-trading derivative assets..........................            350               349               --                    1
Equity investments in unconsolidated subsidiaries......            290               290               --                   --
Stranded costs indemnification receivable..............            227               227               --                   --
Other assets...........................................          1,017               538               32 (a)              511
                                                               -------           -------          -------              -------
  Total other assets...................................         10,505             4,850               32                5,687
                                                               -------           -------          -------              -------
      Total Assets.....................................        $38,204           $19,631          $   219              $18,792
                                                               =======           =======          =======              =======


Short-term borrowings and current portion of long-term
  debt.................................................        $10,962           $ 5,849          $     1 (a)          $ 5,114
Indexed debt securities derivative.....................            308                --               --                  308
Accounts payable.......................................          2,032             1,753              186 (a)              465
Taxes and interest accrued.............................            398               135               --                  263
Trading and marketing liabilities......................          1,207             1,204               --                    3
Non-trading derivative liabilities.....................            463               371               --                   92
Regulatory liabilities.................................            236                --               --                  236
Other current liabilities..............................          1,037               515               --                  522
                                                               -------           -------          -------              -------
  Total current liabilities............................         16,643             9,827              187                7,003
                                                               -------           -------          -------              -------
Accumulated deferred income taxes......................          2,650               295               --                2,355
Trading and marketing liabilities......................            592               592               --                   --
Non-trading derivative liabilities.....................            396               396               --                   --
Regulatory liabilities.................................            866                --               --                  866
Non-derivative stranded costs liability................            227               227               --                   --
Other liabilities......................................          1,899               626               --                1,273
                                                               -------           -------          -------              -------
  Total other liabilities..............................          6,630             2,136               --                4,494
                                                               -------           -------          -------              -------
Long-term Debt.........................................          5,843             1,131               32 (a)            4,744
                                                               -------           -------          -------              -------
Minority Interest in Consolidated Subsidiaries.........          1,112                --           (1,103)(b)                9
                                                               -------           -------          -------              -------
Company Obligated Mandatorily Redeemable Preferred
  Securities of Subsidiary Trusts Holding Solely
  Junior Subordinated Debentures of the Company........            706                --               --                  706
                                                               -------           -------          -------              -------
Stockholders' Equity...................................          7,270             6,537            1,103 (b)            1,836
                                                               -------           -------          -------              -------
  Total Liabilities and Stockholders' Equity...........        $38,204           $19,631          $   219              $18,792
                                                               =======           =======          =======              =======


  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

         UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002


                                                              HISTORICAL    DISCONTINUED      OTHER         PRO FORMA
                                                               BALANCE       OPERATIONS     ADJUSTMENTS      BALANCE
                                                              ----------    ------------    -----------     ---------
                                                                                (IN MILLIONS, EXCEPT SHARE
                                                                                   AND PER SHARE AMOUNTS)
Revenues ...............................................   $    18,434       $ 15,591       $  1,064(a)   $     3,907

Expenses:
  Fuel and cost of gas sold ............................         8,448          6,730            196(a)         1,914
  Purchased power ......................................         6,694          7,490            866(a)            70
  Operation and maintenance ............................         1,387            623              2(a)           766
  Taxes other than income taxes ........................           290             72             --              218
  Depreciation and amortization ........................           476            177             --              299
  Other ................................................             1             --             --                1
                                                           -----------       --------       --------      -----------
    Total ..............................................        17,296         15,092          1,064            3,268
                                                           -----------       --------       --------      -----------
Operating Income .......................................         1,138            499             --              639
                                                           -----------       --------       --------      -----------
Other (Expense) Income:
  Unrealized loss on AOL Time Warner common
    stock ..............................................          (448)            --             --             (448)
  Unrealized gain on indexed debt securities ...........           422             --             --              422
  Income from equity investments in
    unconsolidated subsidiaries ........................             9              9             --               --
  Interest expense .....................................          (359)          (102)            --             (257)
  Distribution on trust preferred securities ...........           (28)            --             --              (28)
  Minority interest ....................................           (47)            --             47(b)            --
  Other, net ...........................................            36             17             --               19
                                                           -----------       --------       --------      -----------
    Total ..............................................          (415)           (76)            47             (292)
                                                           -----------       --------       --------      -----------
Income from Continuing Operations before
  Income Taxes .........................................           723            423             47              347
  Income tax expense ...................................           262            148             --              114
                                                           -----------       --------       --------      -----------
Income from Continuing Operations ......................   $       461       $    275       $     47      $       233
                                                           ===========       ========       ========      ===========

Basic Earnings per Share................................   $      1.55                                    $      0.78
                                                           ===========                                    ===========

Weighted Average Common Shares Outstanding..............   296,963,000                                    296,963,000
                                                           ===========                                    ===========

Diluted Earnings per Share..............................   $      1.55                                    $      0.78
                                                           ===========                                    ===========

Diluted Weighted Average Common Shares
  Outstanding..................................            297,934,000                                    297,934,000
                                                           ===========                                    ===========



  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

         UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                            ADJUSTMENT
                                                               FOR
                                                           PRESENTATION
                                                               OF
                                                              LATIN        HISTORICAL
                                           HISTORICAL        AMERICA       BALANCE AS    DISCONTINUED      OTHER         PRO FORMA
                                            BALANCE        OPERATIONS(c)  RECLASSIFIED    OPERATIONS    ADJUSTMENTS       BALANCE
                                          -----------      -------------  ------------   -------------  -----------     -----------
                                                             (IN MILLIONS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Revenues...............................   $    40,810       $      92   $    40,902     $   31,129     $       884(a)  $    10,657

Expenses:
  Fuel and cost of gas sold............        19,504              58        19,562         15,234             814(a)        5,142
  Purchased power......................        15,127              --        15,127         13,889               3(a)        1,241
  Operation and maintenance............         2,656              26         2,682            966              67(a)        1,783
  Taxes other than income taxes........           544               1           545             31              --             514
  Depreciation and amortization........           911               7           918            247              --             671
  Impairment of Latin America assets...            75             --             75             --             --               75
                                          -----------        --------   -----------      ---------      ----------     -----------
    Total .............................        38,817              92        38,909         30,367             884           9,426
                                          -----------        --------   -----------      ---------      ----------     -----------
Operating Income.......................         1,993              --         1,993            762              --           1,231
                                          -----------        --------   -----------      ---------      ----------     -----------
Other (Expense) Income:
  Unrealized loss on AOL Time Warner
    common stock.......................           (70)             --           (70)             --             --             (70)
  Unrealized gain on indexed debt
    securities.........................            58              --            58              --             --              58
  Income from equity investments in
    unconsolidated subsidiaries........            57              --            57             57              --              --
  Impairment of Latin America
    unconsolidated equity investments..            (4)             --            (4)             --             --              (4)
  Interest expense.....................          (602)             --          (602)           (51)             --            (551)
  Distribution on trust preferred
    securities.........................           (56)             --           (56)             --             --             (56)
  Minority interest....................           (81)             --           (81)             --             82(b)            1
  Other, net...........................           124              --           124             58              --              66
                                          -----------        --------   -----------      ---------      ----------     -----------
    Total .............................          (574)             --          (574)            64              82            (556)
                                          -----------        --------   -----------      ---------      ----------     -----------
Income from Continuing Operations
  before Income Taxes..................         1,419              --         1,419            826              82             675
  Income tax expense...................           500              --           500            272              --             228
                                          -----------        --------   -----------      ---------      ----------     -----------

Income from Continuing Operations......   $       919        $     --   $       919      $     554      $       82     $       447
                                          ===========        ========   ===========      =========      ==========     ===========

Basic Earnings per Share...............   $      3.17                   $      3.17                                    $      1.54
                                          ===========                   ===========                                    ===========
Weighted Average Common Shares
  Outstanding..........................   289,776,000                   289,776,000                                    289,776,000
                                          ===========                   ===========                                    ===========

Diluted Earnings per Share.............   $      3.14                   $      3.14                                    $      1.53
                                          ===========                   ===========                                    ===========
Diluted Weighted Average Common Shares
  Outstanding..........................   292,193,000                   292,193,000                                    292,193,000
                                          ===========                   ===========                                    ===========

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

         UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                      ADJUSTMENT FOR
                                                      PRESENTATION OF   HISTORICAL
                                         HISTORICAL   LATIN AMERICA     BALANCE AS     DISCONTINUED       OTHER         PRO FORMA
                                          BALANCE     OPERATIONS(c)    RECLASSIFIED     OPERATIONS     ADJUSTMENTS       BALANCE
                                       -------------  --------------   ------------    -------------   -----------    -------------
                                                            (IN MILLIONS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Revenues .............................. $     28,269   $         89    $     28,358    $      18,722   $      738(a)  $      10,374

Expenses:
   Fuel and cost of gas sold ..........       15,050             43          15,093           10,555          733(a)          5,271
   Purchased power ....................        7,580             --           7,580            6,809           --               771
   Operation and maintenance ..........        2,356             32           2,388              706            5(a)          1,687
   Taxes other than income taxes ......          498              3             501               11           --               490
   Depreciation and amortization ......          906             12             918              191           --               727
   Latin America operating results ....            1             (1)             --               --           --                --
   Impairment of Latin
    America assets ....................           41             --              41               --           --                41
                                        ------------   ------------    ------------    -------------   ----------     -------------
     Total ............................       26,432             89          26,521           18,272          738             8,987
                                        ------------   ------------    ------------    -------------   ----------     -------------
Operating Income ......................        1,837             --           1,837              450           --             1,387
                                        ------------   ------------    ------------    -------------   ----------     -------------
Other (Expense) Income:
   Unrealized loss on AOL Time
     Warner common stock ..............         (205)            --            (205)              --           --              (205)
   Unrealized gain on indexed
     debt securities ..................          102             --             102               --           --               102
   Income (loss) from equity
     investments in unconsolidated
     subsidiaries .....................            2             11              13               43           --               (30)
   Impairment of Latin America
     unconsolidated equity
     investments ......................         (131)            --            (131)              --           --              (131)
   Loss on disposal of Latin America
     assets ...........................         (176)            --            (176)              --           --              (176)
   Interest expense ...................         (714)           (11)           (725)            (216)          --              (509)
   Distribution on trust preferred
     securities .......................          (54)            --             (54)              --           --               (54)
   Minority interest ..................            1             --               1               --           --                 1
   Other, net .........................           96             --              96               25           --                71
                                        ------------   ------------    ------------    -------------   ----------     -------------
     Total ............................       (1,079)            --          (1,079)            (148)          --              (931)
                                        ------------   ------------    ------------    -------------   ----------     -------------
Income from Continuing Operations
   before Income Taxes ................          758             --             758              302           --               456
   Income tax expense .................          318             --             318               84           --               234
                                        ------------   ------------    ------------    -------------   ----------     -------------
Income from Continuing Operations ..... $        440   $         --    $        440    $         218   $       --     $         222
                                        ============   ============    ============    =============   ==========     =============
Basic Earnings per Share .............. $       1.54                   $       1.54                                   $        0.78
                                        ============                   ============                                   =============
Weighted Average Common Shares
   Outstanding ........................  284,652,000                    284,652,000                                     284,652,000
                                        ============                   ============                                   =============
Diluted Earnings per Share ............ $       1.53                   $       1.53                                   $        0.77
                                        ============                   ============                                   =============
Diluted Weighted Average
   Common Shares Outstanding...........  287,273,000                    287,273,000                                     287,273,000
                                        ============                   ============                                   =============


  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

         UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                   ADJUSTMENT FOR
                                                   PRESENTATION OF   HISTORICAL
                                     HISTORICAL     LATIN AMERICA    BALANCE AS     DISCONTINUED        OTHER           PRO FORMA
                                      BALANCE       OPERATIONS(c)   RECLASSIFIED     OPERATIONS      ADJUSTMENTS         BALANCE
                                     ----------    ---------------  ------------    ------------    ------------        ----------
                                                        (IN MILLIONS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Revenues .......................... $     13,794    $         94    $     13,888    $      6,671    $        384(a)   $      7,601

Expenses:
   Fuel and cost of gas sold ......        6,331              48           6,379           3,661             383(a)          3,101
   Purchased power ................        3,095              --           3,095           2,695              --               400
   Operation and maintenance ......        1,764              36           1,800             222               1(a)          1,579
   Taxes other than income taxes ..          441               3             444               6              --               438
   Depreciation and amortization ..          905               6             911              42              --               869
   Latin America operating results.           (1)              1              --              --              --                --
                                    ------------    ------------    ------------    ------------    ------------      ------------
     Total ........................       12,535              94          12,629           6,626             384             6,387
                                    ------------    ------------    ------------    ------------    ------------      ------------
Operating Income ..................        1,259              --           1,259              45              --             1,214
                                    ------------    ------------    ------------    ------------    ------------      ------------
Other (Expense) Income:
   Unrealized loss on AOL Time
     Warner common stock ..........        2,452              --           2,452              --              --             2,452
   Unrealized gain on indexed
     debt securities ..............         (630)             --            (630)             --              --              (630)
   Loss from equity investments in
     unconsolidated subsidiaries ..          (27)             13             (14)             (1)             --               (13)
   Interest expense ...............         (500)            (13)           (513)            (24)             --              (489)
   Distribution on trust preferred
     securities ...................          (51)             --             (51)             --              --               (51)
   Minority interest ..............            1              --               1              --              --                 1
   Other, net .....................           60              --              60              12              --                48
                                    ------------    ------------    ------------    ------------    ------------      ------------
     Total ........................        1,305              --           1,305             (13)             --             1,318
                                    ------------    ------------    ------------    ------------    ------------      ------------
Income from Continuing Operations
   before Income Taxes ............        2,564              --           2,564              32              --             2,532
   Income tax expense .............          899              --             899               9              --               890
                                    ------------    ------------    ------------    ------------    ------------      ------------
Income from Continuing Operations.. $      1,665    $         --    $      1,665    $         23    $         --      $      1,642
                                    ============    ============    ============    ============    ============      ============
Basic Earnings per Share .......... $       5.84                    $       5.84                                      $       5.76
                                    ============                    ============                                      ============
Weighted Average Common
   Shares Outstanding .............  285,040,000                     285,040,000                                       285,040,000
                                    ============                    ============                                      ============
Diluted Earnings per Share ........ $       5.82                    $       5.82                                      $       5.74
                                    ============                    ============                                      ============
Diluted Weighted Average
   Common Shares Outstanding.......  286,021,000                     286,021,000                                       286,021,000
                                    ============                    ============                                      ============

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)      Represents previously eliminated intercompany transactions.


(b) Reflects the elimination of the minority interest in Reliant Resources upon the distribution by CenterPoint Energy of its approximate 83% interest to its shareholders. Immediately prior to the distribution by CenterPoint Energy of its 83% interest in Reliant Resources, CenterPoint Energy will incur an impairment loss, if any, if the carrying amount of its investment in Reliant Resources exceeds its fair value in accordance with Statement of Financial Accounting Standards
         (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS No. 144).

(c) As a result of the adoption of SFAS No. 144, CenterPoint Energy's remaining Latin America operations have been presented on a gross basis in the consolidated financial statements. Accordingly, the results of operations are being restated for each of the three years in the period ended December 31, 2001 to conform to this presentation.


                                      * * *